Exhibit 99.5

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. M78176-[ - ] 1. To adopt the Transaction Agreement, dated as of April 28, 2014, by and among Orbital Sciences Corporation, Alliant Techsystems Inc., Vista Outdoor Inc. (formerly known as Vista SpinCo Inc.), and Vista Merger Sub Inc., as it may be amended from time to time. 2. To adjourn the Orbital special meeting, if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes to approve Proposal 1. 3. To approve on a non-binding, advisory basis the compensation that may become payable to Orbital’s named executive officers in connection with the completion of the merger. ! ! ! ! ! ! ! ! ! The Board of Directors recommends you vote "FOR" Proposals 1, 2 and 3. Vote on Proposals For Against Abstain ORBITAL SCIENCES CORPORATION 45101 WARP dRIvE duLLES, vA 20166 VOTE BY INTERNET - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 8, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 8, 2014. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ORBITAL SCIENCES CORPORATION Please vote, date and promptly return this proxy in the enclosed return envelope, which is postage prepaid, if mailed in the United States. Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have an authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

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 M78177-[ - ] ORBITAL SCIENCES CORPORATION Proxy for Special Meeting of Stockholders - December 9, 2014 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints David W. Thompson and Thomas E. McCabe and each of them as proxies, with power of substitution and re-substitution to each, to vote at the Special Meeting of Stockholders of Orbital Sciences Corporation (the "company") to be held at 45101 Warp Drive, Dulles, Virginia, 20166, on December 9, 2014 at 9:00 a.m., Eastern Time, and at any adjournments thereof, all shares of stock of the company that the undersigned would be entitled to vote if personally present. A majority of said proxies or their substitutes or re-substitutes or any one if only one is present and acting, shall have all the powers of all said proxies. The undersigned instructs said proxies, or their substitutes or re-substitutes, to vote in such manner as they may determine on any matters that may properly come before the meeting as indicated in the Notice of Special Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged, and to vote as specified by the undersigned on the reverse side. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS MADE, FOR THE ADOPTION OF THE TRANSACTION AGREEMENT, FOR THE APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, INCLUDING ADJOURNMENTS TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSAL 1, AND FOR APPROVAL OF THE COMPENSATION THAT MAY BECOME PAYABLE TO THE COMPANY’S NAMED EXECUTIVE OFFICERS IN CONNECTION WITH THE COMPLETION OF THE MERGER. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE TRANSACTION AGREEMENT, FOR THE APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, INCLUDING ADJOURNMENTS TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSAL 1, AND FOR APPROVAL OF THE COMPENSATION THAT MAY BECOME PAYABLE TO THE COMPANY’S NAMED EXECUTIVE OFFICERS IN CONNECTION WITH THE COMPLETION OF THE MERGER. Continued and to be signed on reverse side PRELIMINARY COPY